Exhibit 99.1

                    CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q/A of Iceweb, Inc. for the quarter ended June 30, 2002, I, John R. Signorello, Chairman and Chief Executive Officer of Iceweb, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB of Iceweb, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB of Iceweb, Inc. for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Iceweb, Inc.

                                    /s/ John R. Signorello

                                    John R. Signorello
                                    Chairman and CEO




                    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with the accompanying Quarterly Report on Form 10-Q/A of Iceweb, Inc. for the quarter ended June 30, 2002, I, John K. Johnson, Chief Financial Officer of Iceweb, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB of Iceweb, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB of Iceweb, Inc. for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Iceweb, Inc.

                                    /s/ John K. Johnson

                                    John K. Johnson
                                    Chief Financial Officer